Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 3rd Quarter 2025 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267-9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371-9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267-9125

3 Forward-Looking Information This presentation contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” or other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any forward-looking statement. Actual results could differ materially from those addressed in the forward looking statements as a result of numerous factors, including the effects of economic, business and market conditions and changes, particularly in our Indiana market area, including prevailing interest rates and the rate of inflation; governmental trade, monetary and fiscal policies; the risks of changes in interest rates on the levels, composition and trade, costs of deposits, loan demand and the values and liquidity of loan collateral, securities and other interest sensitive assets and liabilities; and changes in borrowers’ credit risks and payment behaviors, as well as those identified in the company’s filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K and quarterly reports on Form 10-Q.

4 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of June 30, 2025. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 10/13/25; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2015 through December 31, 2024). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as having compounded annual growth in tangible book value per share from 6/30/05 through 6/30/25 greater than 8%. 20-Year TBVPS CAGR >8%(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 5 Institutions 13 Institutions 141 Institutions 183 Institutions (including LKFN) LTM ROE >13%

Tangible Common Equity 92.8% Allowance for Credit Losses 7.2% $3 4. 39 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 20 25 Tangible Book Value(1) Per Share 5 Strong Capital Structure Key Ratios and Per Share Data as of September 30, 2025 10.79%TCE/Tangible Assets 12.57%Adj. TCE/Adj. Tangible Assets 16.22%Total Risk-Based 12.56%Leverage $29.08Book Value $28.93Tangible Book Value $34.39Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non-GAAP financial measures. See “Reconciliation of Non-GAAP Financial Measures” in the Third Quarter 2025 Earnings Press Release and Form 8-K. (1)compounded annual growth rate computed from 1991-2024 for tangible book value *TBV adjusted to exclude the market value impact of AFS investment securities for TCE and Tangible Assets from 2021 to 2025 *

6 Lake City Bank Today • An entrepreneurial 153-year-old de novo bank • A long-term and consistent organic growth story • Headquartered in Warsaw, Indiana • 55 branch offices - $6.9 billion banking assets • $3.6 billion in Wealth Advisory assets • A forward-thinking technology adopter • Focused on execution – “blocking and tackling” • A demonstrated history of identifying growth opportunities • Located in a pro-business state with economic expansion occurring statewide

7 34 Years of Organic Growth A History of Balance Sheet and Income Statement Expansion $2 ,7 07 $9 3, 47 8 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Net Income (000’s) Compound Annual Growth 1991 – 2024 • Loans = 10% • Deposits = 10% • Net Income = 11% • Earnings Per Share = 11%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 Projected Population Growth Should Create Economic Expansion • 67% of Lake City Bank counties are growth and high growth counties • 40% of Lake City Bank counties are high growth counties • Indiana is poised to experience continued economic strength and vitality

10 Indiana Is Poised For Continued Economic Growth • Indiana #1 manufacturing state in the country(1) • Indiana hosted a semiconductor event in 2025. The state has attracted seven new semiconductor companies, secured a federal tech hub designation for microelectronics and broken ground on a new, 10-acre public-private microelectronics hub(2) • In 2024, the Indiana Economic Development Corporation secured more than $39.2 billion of committed capital investment, helped launch 482 new small businesses and awarded another $500 million in quality of place funding to communities across the state through READI 2.0(3) • In 2024, Eli Lilly announced a $13 billion investment in Indiana’s LEAP Research and Innovation District in Lebanon, Indiana to establish the Lilly Medicine Foundry, a new center for drug development and advanced manufacturing(4) • Meta’s plans to build a 1,500 hundred-acre data center in Lebanon’s LEAP Research and Innovation District will bring 200 high-tech jobs(5) • In April 2025, Slate Auto from Troy, Michigan, confirmed it will build its low cost, direct to consumer electric vehicle in Warsaw, Indiana at a now vacant factory. Slate expects to employ more than 2,000 workers with its first deliveries expected by the end of 2026 and has received 100,000 reservations for its vehicle(6) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) https://www.iedc.in.gov/events/news/details/2024/07/09/gov-holcomb-announces-indiana-to-host-global- semiconductor-event-in-2025 (3) https://www.iedc.in.gov/events/news/details/2025/01/10/iedc-closes-holcomb-term-with-eighth-consecutive- record-breaking-year-for-economic-development (4) https://lebanon.in.gov/2025/05/06/ground-broken-on-lilly-foundry-within-leap-district/ (5) https://lebanon.in.gov/2025/08/21/meta-moves-forward-in-lebanon/ (6) https://www.wane.com/top-stories/published-report-indicates-slate-eyeing-vacant-factory-in-warsaw-for-low-cost- ev-production/

8. 4% 7. 2% 5. 7% 4. 2% 4. 1% 3. 7% 3. 4% 3. 0% 7. 5% 3. 3% 2. 9% 3. 6% 4. 3% 3. 7% 8. 4% 7. 3% 5. 9% 4. 5% 4. 4% 4. 0% 3. 6% 3. 2% 7. 2% 4. 0% 3. 2% 3. 5% 4. 5% 3. 8% 8. 2% 7. 3% 6. 3% 5. 2% 5. 0% 4. 5% 3. 9% 3. 8% 8. 5% 5. 3% 3. 8% 3. 9% 4. 4% 4. 5% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2012 August 2013 August 2014 August 2015 August 2016 August 2017 August 2018 August 2019 August 2020 August 2021 August 2022 August 2023 August 2024 August 2025 August Consolidated LCB Footprint Indiana United States 11 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Lower Than The National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics. Lake City Bank footprint is defined as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange, Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana

12 Fortress Balance Sheet LKFN Above Peer Long-Term Profitability has Contributed to a Strong Capital Foundation 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Risk-Based Capital Ratio Proxy Peer Average RBC Q2’25 15.1% Well Capitalized Threshold 10.0% for Consolidated Risk-Based Capital Source: S&P Capital IQ Pro. Financial data

13 Net Interest Margin by Quarter NIM Expansion of 34 Basis Points Over Last Twelve Months 3.16% 3.25% 3.40% 3.42% 3.50% 3.00% 3.50% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Quarterly NIM

14 Net Interest Margin Deposit Costs Coming Down Rapidly • Linked quarter net interest margin expanded by 8 basis points in 3Q25 compared to 2Q25 • Cumulative Loan Beta 20% for recent easing cycle • Cumulative Deposit Beta 43% for recent easing cycle • Deposit repricing in current easing cycle continues to be a heightened focus • Noninterest bearing deposits to total deposits were 21% compared to 22% in the third quarter 2024

15 Interest Rate Sensitivity Deposits Have Repriced Quicker Than Loans During Current Easing Cycle Fixed Rate $1,538,597 34% Prime $1,072,387 23% SOFR $1,389,403 30% FHLB/Other $604,684 13% Commercial Loans $4.6 billion as of September 30, 2025 (000’s) • 88% of loan portfolio consists of commercial loans and 67% of commercial loans are tied to variable interest rates • Approximately $710.5 million of fixed rate commercial loans are estimated to reprice in the next twelve months • Fixed rate loans have shorter, average original terms of approximately 5 years • Public Funds contribute to deposit repricing, $1.6 billion are tied to the Effective Federal Funds Rate • Cost of Funds peaked in 2Q24 at 2.90% compared to 2.37% in 3Q25

16 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet Maintains Neutral Shift Graph presents 12 month projected net interest income simulation results as of September 30, 2025 using parallel shocks -3.41% -1.75% -0.61% -0.23% -0.07% 0.05% 0.06% 0.04% -0.05% -0.18% -4.00% -2.00% 0.00% 2.00% 4.00% Dn 300 Dn 200 Dn 100 Dn 50 Dn 25 Up 25 Up 50 Up 100 Up 200 Up 300

17 Deposit Composition Provides Diversification Core Deposit Growth Consistently Funds Loan Growth Total Retail $1,724,983 29% Total Public Fund $1,834,987 30% Total Commercial $2,288,701 38% Brokered Deposits $175,647 3% September 30, 2025 Total Deposits - $6.0 billion DDA $1,268,241 DDA % of Total Deposits – 21% (000’s)

18 Diversified Deposit Base Deposit Franchise Consists of Broad-based and Deep Relationships • Deposit composition is stable with growth in all three deposit segments • 98% of deposit accounts are less than $250,000 at September 30, 2025 • Public Funds in Indiana are covered by the Public Deposit Insurance Fund (PDIF). Collateral is not pledged to public funds.

$0 $500,000 $1,000,000 $1,500,000 $2,000,000 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Sep-25 Checking and MMA CDs (000) 19 Public Fund Deposit Trends 86% of Large Public Fund Deposits are Operating Relationships $1,127,111 $1,162,457 $1,284,641 $1,429,873 $1,563,015 $1,809,631 $1,834,987

20 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by 23% since December 2019 $1 ,1 05 ,2 67 $1 ,9 53 ,9 69 $2 ,1 05 ,4 11 $2 ,1 29 ,9 52 $2 ,1 34 ,1 29 $6 58 ,4 51 $1 ,0 73 ,3 14 $9 37 ,4 58 $9 71 ,8 52 $9 27 ,3 77 $8 34 ,9 53 $1 ,3 82 ,5 65 $1 ,3 09 ,9 65 $1 ,6 20 ,4 60 $1 ,6 95 ,8 04 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2022 Dec 2023 Dec 2024 Sep 2025 Commercial Retail Public Funds Ch ec ki ng A cc ou nt B al an ce s Checking Account Average Balances by Deposit Type Public FundsRetailCommercial (000) $6,281$15$13409/30/25 $6,209$16$13612/31/24 $5,369$15$13712/31/23 $6,615$18$13212/31/22 $6,004$20$14412/31/21 $4,073$12$8612/31/19 Number of Checking Accounts by Deposit Type Public FundsRetailCommercial 27063,20615,95609/30/25 26162,62615,66312/31/24 24461,72515,40212/31/23 20960,52814,82412/31/22 20359,49214,41412/31/21 20556,17712,92112/31/19 Pre- Pandemic (000) Note: Checking account balances include demand deposits and interest-bearing checking products and exclude goal accounts

21 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

22 Commercial Banking Focus Experienced Relationship Driven Team • 47 credit “smart” commercial bankers • Average 23 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • Deep organizational structure provides credit and administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

23 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in-market lender to in-market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • CRE portfolio is focused on owner occupied, in-market multifamily, and strong credit tenant transact projects

24 Corporate Social Responsibility Over 153 Years of Focusing on Our Customers, Employees and Our Communities • Supporting our communities since 1872 • Focusing on continued, positive corporate stewardship • Caring for and building a diverse and inclusive team • Delivering customer-focused loan and deposit products to our communities • Developing strong cybersecurity controls to protect our customers’ data • Supporting financial literacy in our footprint

25 Lake City Bank Culture High Quality Team Members • Our culture is our greatest asset and we will preserve it • Lake City University drives our culture • Our community involvement is real and critical to our strategy • Inclusion initiatives continue and create a culture of belonging • Our culture has not been diluted by acquisition

26 Mature1 Market Deposit Performance Organic Growth 2015 – 2025 $2,821 $2,689 $1,324 $494 $457 $428 $287 $283 $201 -$1,186-$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Lake City Bank 1st Source JPM Chase Fifth Third Star Farm ers State First M erchants PN C O ld N ational Flagstar(2) Lake City Bank has grown deposits by 103% over the last ten-year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks. Source: FDIC 6/30/25 Statistics

27 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly important role • Branch design and functionality is ever evolving based on client transaction, relationship activity and geographic expansion plans

28 Channel Utilization Today versus Pre-Pandemic Mobile Adoption Outpacing All Other Delivery Channels Period Change % of Total Total Transactions 2025(1) % of Total Total Transactions 2019(1) Channel Type (11)%13%2,038,77118%2,279,975Branch Transactions (24)%5%717,0087%944,785ATM/ITM (22)%26%3,933,46340%5,058,317Online Logins 102%55%8,487,26433%4,199,910Mobile Logins(2) (32)%1%181,7562%265,475Telephone Banking 20%100%15,358,262100%12,748,462Total (1) Measurement period includes twelve months of data ending December 31, 2019, and September 30, 2025 (2) Includes mobile phone, Apple watch and iPad app use

29 Customer Composition and Digital Adoption Digital Adoption Across All Generations Is Strong Customer Composition and Digital Adoption Over Three Years 9/30/239/30/249/30/25 Customer Breakdown Generation(1) n/a2%5%4%Gen Alpha (2010 - Current) 53%70%73%16%Gen Z (1996 - 2009) 59%60%60%26%Millennial (1977 - 1995) 50%51%52%19%Gen X (1965 - 1976) 44%45%46%28%Baby Boomer (1946 - 1964) 30%31%32%7%Mature (1945 or before) 50%51%52%Digital Adoption (1) Gen Alpha was added in January 2024

Financial Performance

31 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.55% 1.56% 1.62% 1.45% 1.40% 1.44% 13.51% 14.19% 17.40% 15.93% 14.12% 13.96% 13.59% 14.27% 17.52% 16.03% 14.20% 14.03% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2020 2021 2022 2023 2024 YTD 2025 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE a nd R O AT E 1Source KBW Price Performance Review June 30, 2025 ROAE and ROATE LTM Peer Average Data1 National Indiana ROAE 10.3% 10.5% ROATE 11.7% 11.8% ROAA LTM Peer Average Data1 National Indiana ROAA 1.02% 1.00%

32 Net Income and EPS Net Interest Income Growth of 13% in 2025 $84,337 $95,733 $103,817 $93,767 $93,478 $69,288 $73,455 $3.30 $3.74 $4.04 $3.65 $3.63 $2.69 $2.85 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Net Income Diluted EPS N et In co m e EP S 2025 Net Income YOY 6% 2025 Diluted EPS YOY 6%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

33 Pretax Pre-Provision Earnings Pretax Pre-Provision Earnings Improves by 6% in 2025 $118,646 $118,521 $134,539 $116,183 $128,439 $95,522 $101,032 2.19% 1.93% 2.09% 1.80% 1.93% 1.93% 1.97% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Pretax Pre-Provision Earnings Pretax Pre-Provision/Average Assets Pr et ax P re -P ro vi sio n Ea rn in gs Pr et ax P re -P ro vi sio n Ea rn in gs /A ve ra ge A ss et s Note: Pretax Pre-Provision Earnings is a Non-GAAP financial measure. See “Reconciliation of Non- GAAP Financial Measures” in the Third Quarter 2025 Earnings Press Release and Form 8-K. 2025 Pretax Pre-Provision Earnings YOY Increase 6%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

34 Average Loans Average YTD Loan Growth of $184 million or 4% Compared to Prior Year 95% 83% 77% 86% 86% 87% 50% 60% 70% 80% 90% 100% 110% 120% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 (1) 2021 (1) 2022 (1) 2023 2024 YTD 2025 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s to D ep os it Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2025 YOY Increase 4% $4,424,472 $4,421,094 $4,427,166 $4,813,678 $5,039,406 Compound annual growth rate “CAGR” is based on the most recent 5-year calculation $5,207,205

$1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,8 37 $1 ,8 93 $1 ,9 03 $1 ,8 66 $1 ,9 59 $1 ,9 93 $2 ,0 16 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 $2 ,8 48 $2 ,7 05 $2 ,7 15 $2 ,6 82 $2 ,5 73 $2 ,5 57 $2 ,6 26 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% 44% 43% -$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 35 Line of Credit Utilization Line Utilization Improves in 2025 4, 78 6 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 2 4, 68 1 4, 70 5 4, 68 7 4, 68 5 4, 59 8 4, 61 8 4, 54 8 4, 53 2 4, 55 0 4, 64 2

36 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,518,016 29% Commercial RE - Owner Occupied $804,253 15% Commercial RE - Nonowner Occupied $863,085 16% Commercial RE - Multifamily $413,016 8% Commercial RE - Construction $574,896 11% Agri-business - Agriculture $339,972 6% Other Commercial $91,833 2% Residential Mortgage $273,580 5% Home Equity $241,256 5% Installment - Other Consumer $131,136 3% $5.3 billion as of September 30, 2025 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”) Collateral Code as reported on the call report.

Multifamily Housing $744,077 15%Agriculture $411,401 8% Industrial CRE $236,654 5% RV & Marine Industry $228,234 4% Hotels $146,128 2% Automobile Dealers $135,489 2% Commercial Office Real Estate $107,401 2% Restaurants $101,727 2% Self-Storage $91,414 2% Senior Living $90,362 2% 37 Top 10 Industry Concentrations Loan Portfolio is Diversified Top 10 Industries Represent 44% or $2.3 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to the North American Industry Classification System (“NAICS”)

$4,650,597 $5,357,284 $5,717,358 $5,604,228 $5,836,025 $6,000,829 98% 99% 100% 97% 99% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 2021 2022 2023 2024 YTD 2025 Average Deposits % of Funding 38 Average Deposits Average YTD Deposit Growth of $224 million or 4% Compared to Prior Year De po sit s De po sit s as a P er ce nt o f T ot al F un di ng (000’s) 2025 YOY Increase 4%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

39 Deposit Breakdown Deposit Costs Are Repricing Downward with Federal Funds Rate Cuts Total Retail $1,724,983 29% Total Public Fund $1,834,987 30% Total Commercial $2,288,701 38% Brokered Deposits $175,647 3% September 30, 2025 Total Deposits - $6.0 billion (000’s) 0.00% 1.00% 2.00% 3.00% 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 YT D 20 25 Annual Cost of Deposits 20252019Deposit Composition at end of period 21%24%Non-interest Bearing Demand Deposits 66%47%Interest Bearing Demand, Savings & MMA 10%22%Time Deposits > or = to $100,000 3%7%Time Deposits < $100,000 $6.0$4.1Total Deposits (billions)

40 Net Interest Income Net Interest Margin Expansion and Loan and Deposit Growth Drive Increases in Net Interest Income $163,008 $178,088 $202,887 $197,035 $196,679 $144,985 $163,824 3.19% 3.07% 3.40% 3.31% 3.18% 3.16% 3.44% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et In te re st In co m e N et In te re st M ar gi n, fu lly ta x eq ui va le nt 2025 YOY Increase 13%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

41 Asset Quality Total Individually Analyzed and Watchlist Loans at a 23 Year Low As a Percentage of Total Loans 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 10% 0. 36% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 0. 85% 0. 28% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28%4.50%4.77% 4.43% 6.75% 5.50% 3.42%3.72% 4.13% 3.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g As se ts to T ot al A ss et s W at ch L ist L oa ns to T ot al L oa ns e xc lu di ng P PP

42 Asset Quality Allowance for Credit Losses Coverage Normalizes 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% -0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 0. 05% 0. 76% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 1.68% 1.30% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 AC L to T ot al L oa ns , e xc lu di ng P PP N et C ha rg eo ffs to A ve ra ge L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

43 Noninterest Income Wealth Advisory Group and Treasury Management Fees Continue to Grow $46,843 $44,720 $41,862 $49,858 $56,844 $44,968 $35,368 22% 20% 17% 20% 22% 24% 18% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024(1) YTD 2024(1) YTD 2025 N on -In te re st In co m e as % o f T ot al R ev en ue N on -In te re st In co m e Non-Interest Income % of Total Revenue 2025 YOY Decrease (21)% 2025 YOY Core Noninterest Income Increase 1%(1) (000’s) (1) Noninterest Income includes $10.0 million of non-core income in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the third quarter 2025 Earnings Press Release and Form 8-K Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

44 2025 YOY Increase 5% 2025 YOY Core Revenue Increase 1 11% Total Revenue Revenue Growth Benefits from Double Digit Growth in Net Interest Income $209,851 $222,808 $244,749 $246,893 $253,523 $189,953 $199,192 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 (000’s) Compound annual growth rate “CAGR” is based on the most recent 5-year calculation (1) Core revenue includes $10.0 million of non-core income in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the third quarter 2025 Earnings Press Release and Form 8-K 1

45 Noninterest Expense $91,205 $104,287 $110,210 $130,710 $125,084 $94,431 $98,160 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2020 2021 2022 2023 2024(1) YTD 2024(1) YTD 2025 (000’s) 2025 YOY Increase 4% 2025 YOY Core Noninterest Expense Increase 9%(1) Disciplined Investment in People and Technology Continues Compound annual growth rate “CAGR” is based on the most recent 5-year calculation (1) Noninterest Expense includes $4.5 million of non-core expense in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the third quarter 2025 Earnings Press Release and Form 8-K

46 Efficiency Ratio Efficiency Ratio is Stable 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 49% 49% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year-to-date adjusted core efficiency ratio excludes the second quarter 2023 wire fraud loss loss, net, of salary and benefits adjustment for a total of $16.2 million

47 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.20 $1.36 $1.60 $1.84 $1.92 $1.44 $1.50 2.24% 1.70% 2.19% 2.82% 2.79% 2.95% 3.12% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Dividend Per Share Dividend Yield 2025 YOY Increase 4% Di vi de nd p er S ha re Di vi de nd Y ie ld Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

48 LKFN Shareholder Value Total Return Performance from 12/31/00 to 9/30/25 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 LKFN S&P 500 S&P US Bank Index S&P 500 Financials 3,044.73% 698.53% 301.21% 277.33% 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 20 25

49 Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution and Financial Results • Service Excellence Drives Shareholder Value • Unwavering Focus on Core Business Strategy • Dedication to Long-term Shareholder Value Creation

Supplemental Information

51 Lake City Bank Capital Adequacy Capital Strength Continues Non-GAAP Adjusted Capital Ratios with AOCI and HTM Losses Non-GAAP Excess Capital after AOCI and HTM Non-GAAP AOCI and HTM Losses- after tax Capital Cushion (in 000’s) Well- Capitalized Threshold September 30, 2025 Actual Regulatory Ratio Description * 10.27%$370,529$(155,171)$525,7005.00%12.48%Tier 1 Leverage Ratio 12.31%$340,700$(155,171)$495,8716.50%14.96%Common Tier 1 (CET) 12.31%$252,734$(155,171)$407,9058.00%14.96%Tier 1 Risk Based Capital 13.47%$203,704$(155,171)$358,87510.00%16.12%Tier 2 Risk Based Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

52 Robust Liquidity Sources • Available liquidity is stable at $3.6 billion, a decrease from $3.7 billion at September 30, 2024 • Sources of liquidity are varied and represent wholesale funding and brokered deposits • Brokered deposits represent 3% of total deposits compared to 2% at September 30, 2024 • Noncore funding represented 4% of total deposits and purchased funds as of September 30, 2025, compared to 2% as of September 30, 2024

Liquidity Preparedness

September 30, 2025

(000)	Liquidity Availability	Used	Unused/ Available	Additional Loan Collateral Available for Pledge
Secured/Committed Borrowings:				
Federal Home Loan Bank-Indianapolis[(1)]	$ 651,374	$ 56,200	$ 595,174	$ --
Federal Reserve Bank Discount Window	1,287,717	--	1,287,717	317,433
Total Secured/Committed	$ 1,939,091	$ 56,200	$ 1, 882,891	$ 317,433
Unsecured/Uncommitted Borrowings:				
Brokered Certificates of Deposit[(2)]	$ 608,052	$ --	$ 608,052	$ --
Brokered Money Market Deposit[(3)]	206,851	175,647	31,204	--
Insured Cash Sweep-One Way Buy[(4)]	100,000	--	100,000	--
Fed Fund Lines	395,000	--	395,000	--
Total Unsecured/uncommitted borrowings	$ 1,309,903	$ 175,647	$ 1,134,256	$ --
Investment Securities available for pledge:				
Agencies, MBS and CMO[(5)]	215,536	--	215,536	--
Municipals[(6)]	352,605	--	352,605	--
Total Investment Securities Available	568,141	--	568,141	--
Total Lake City Bank Liquidity Preparedness	**$ 3,817,135**	**$ 231,847**	**$ 3,585,288**	**$ 317,433**

(1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability
(2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per LCB policy
(3) Brokered money market capacity is equal to 3% of total assets, per LCB policy
(4) Insured cash sweep OWB capacity is based on previous contracts with IntraFi Network (formerly Promontory)
(5) Investment securities are eligible collateral at the FRB – Discount Window and FHLB
(6) Municipal securities are eligible collateral at the FRB – Discount Window

Lake City Bank

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54 Commercial Loans by County Commercial Customers in 50 Indiana Counties and 20 Other States (1) All other counties individually represent less than 2% of total September 30, 2025 (000’s) Allen 17% Elkhart 13% St. Joseph 9% Kosciusko 9% Hamilton 11% Marion 16% Marshall 3% Other IN Counties (1) 15% Outside IN 7% Commercial Loans Outstanding as of 9/30/2025 $4.6 billion

55 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V In ve st m en ts a s a % o f A ss et s Note: Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26 million in 2021 and $2 million in 2022 from total assets 12% 12% 12% 12% 14% 21% 20% 18% 17% 17% 0% 5% 10% 15% 20% 25% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 September 30, 2025 Market ValueBook YieldWeighted Maturity 94,7322.555.70US Govt REMICS 353,4762.446.35US Govt Pools 117,0671.787.77US Govt Agencies 5,0013.511.92US Treasury Notes/Bills 461,6622.8914.01AFS Municipals (TEY) 113,8042.7315.17HTM Municipals (TEY) $1,145,7422.60%10.47Total (Tax-Equivalent Yield) Held-to-Maturity 132,799$ Available-for-Sale 1,031,938$ Carrying Value US Govt Remics 8% US Govt Pools 31% AFS Municipals 41% US Treasury Notes/Bills 0% HTM Municipals 10% US Govt Agencies 10%

56 Investment Security Portfolio Cashflows Cash Flows of $467 million Expected Through September 2029 26 ,1 15 21 ,8 36 20 ,9 91 21 ,3 94 17 ,7 64 18 ,1 36 17 ,8 80 21 ,3 68 16 ,1 71 16 ,7 22 28 ,1 17 16 ,8 56 23 ,5 22 14 ,8 72 19 ,0 78 16 ,8 82 7, 94 5 8, 94 3 7, 66 2 8, 63 3 7, 38 7 8, 34 7 7, 18 4 8, 10 9 6, 95 5 7, 82 3 6, 80 1 7, 60 3 6, 39 2 7, 37 4 6, 14 9 7, 16 8 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Principal Interest (000,000) Investment Portfolio has generated $288 million in cash flow from January 2023 through September 2025

Investment Portfolio Analysis Investment Portfolio as a Percentage of Total Assets Continues to Decline 57 12/31/20249/30/2025 % of Total Market Value Weighted Maturity % of Total Market Value Weighted Maturity 8%85,7946.058%94,7325.70US Govt REMICS 30%336,6156.8331%353,4766.35US Govt Pools 10%109,4358.3610%117,0677.77US Agencies ------0%5,0011.92US Treasury Notes/Bills 42%459,58214.7541%461,66214.01AFS Municipals (Exempt) 10%113,10715.9210%113,80415.17HTM Municipals 100%$1,104,53311.14100%$1,145,74210.47Total ($191,075)($159,926)Unrealized losses AFS ($18,462)($18,995)Unrealized losses HTM ($209,537)($178,921)Total market value losses 5.965.80Portfolio effective duration, tax equivalent(1) 17%17%Investment securities as a % of assets (1)Effective duration on a tax equivalent basis incorporates the historical price sensitivity relationship between tax-free and taxable securities. Tax-free securities have 2/3 of the price risk as a taxable security for a given change in taxable rates.

Line of Credit Utilization vs. Commercial DDA

Commercial Accounts Grow by 2% Annually



PPP Round 1
PPP Round 2
(000's)
Line of Credit Utilization
Commercial DDA
60%
55%
50%
45%
40%
35%
30%
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
50% 51% 50% 52% 54% 49% 46% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% 44% 43%
$389,051 $467,458 $572,966 $660,360 $740,576 $775,947 $814,430 $1,273,886 $1,339,673 $1,462,935 $1,493,245 $1,571,964 $1,561,747 $1,477,356 $1,510,910 $1,435,746 $1,257,797 $1,166,541 $1,113,449 $1,073,239 $1,002,112 $961,566 $1,033,610 $1,024,610 $1,032,437 $988,886 $1,003,133
Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25
Commercial DDA
Line of Credit Utilization

Lake City Bank

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Larger Market Organic Expansion

Organic Growth

State Rank	County	Primary City	Population*	LCB Entry	LCB Deposit Market Share**	# of Branches
22.	Kosciusko	Warsaw	80,669	1872	67%	12
6.	Elkhart	Elkhart	207,436	1990	24%	11
5.	St. Joseph	South Bend	273,744	1997	8%	4
3.	Allen	Fort Wayne	399,295	1999	16%	5
1.	Hamilton, Johnson, Marion	Indianapolis	1,531,946	2011	1%	9

* Source: STATS Indiana
** Source: FDIC 6/30/25 Statistics


Lake City Bank

Lake City Bank

59

60 Branch Expansion Strategy for Growth Lake City Bank Deposits in Indianapolis Total $606 Million at June 30, 2025 Lake City Bank Branches Lake City Bank 2025 Deposit Market Share Lake City Bank 2025 Deposits (000’s) 2025 Deposits in Market (000’s) 25- year projected % growth 2050 Projected Population 2025 Population Indiana County 41.75%$495,564$28,239,46338%529,505384,401Hamilton 30.18%$80,015$43,268,4295%1,011,523965,874Marion 10.80%$30,700$3,855,29719%203,455171,056Johnson 00%n/a $1,842,74736%107,63478,948Boone 00%n/a$3,908,2586%201,073189,425Tippecanoe (Note: Population data sourced from www.stats.Indiana.edu and deposit market share from the FDIC as of June 30, 2025)

Mature Market Strength and Growth

Organic Growth

(millions)[1]

	2025		2015			2025
	Deposits	Share	Deposits	Share	Increase	# of Offices
1. Lake City Bank	**$5,573**	**19.68%**	**$2,752**	**15.53%**	**102.51%**	**55**
2. 1st Source	$5,539	19.56%	$2,850	16.09%	94.35%	51
3. JPM Chase	$3,242	11.45%	$1,918	10.83%	69.03%	20
4. PNC	$1,562	5.51%	$1,279	7.22%	22.13%	16
5. Flagstar/Wells Fargo(2)	$1,090	3.85%	$2,276	12.85%	(52.11)%	16
6. First Merchants	$963	3.40%	$676	3.81%	42.46%	10
7. Star	$952	3.36%	$495	2.79%	92.32%	10
8. Fifth Third	$859	3.03%	$365	2.06%	135.34%	8
9. Old National	$814	2.87%	$613	3.46%	32.79%	9
10. Farmers State	$744	2.63%	$316	1.78%	135.44%	8
Market Total	**$28,321**		**$17,715**		**59.87%**	

Lake City Bank

[1]Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties / branch count for Lake City Bank reflects all offices, other banks listed reflect market total
[2]Flagstar purchased Wells Fargo Indiana branches in 2018
Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented.

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